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                                                                 EXHIBIT 10.29

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated February 26, 1997 and effective as of the Effective Date (defined below), is made by and among BRIGHAM EXPLORATION COMPANY, a Delaware corporation ("COMPANY"), GENERAL ATLANTIC PARTNERS III, L.P., a Delaware limited partnership ("GAP"), GAP-BRIGHAM PARTNERS, L.P., a Delaware limited partnership ("GBP") (collectively, GAP and GBP and their respective successors and assigns are referred to as the "GAP PARTIES"), RIMCO PARTNERS, L.P. II ("RPII"), RIMCO PARTNERS, L.P. III ("RPIII") and RIMCO PARTNERS, L.P. IV ("RPIV")(collectively, RPII, RPIII and RPIV and their respective successors and assigns are referred to as "RIMCO") BEN M. BRIGHAM ("BMB"), ANNE L. BRIGHAM ("ALB") (collectively, BMB and ALB and their respective successors and assigns are referred to as the "BRIGHAMS") and HAROLD D. CARTER ("HDC"), CRAIG M. FLEMING ("CMF"), DAVID T. BRIGHAM ("DTB") and JON L. GLASS ("JLG")(collectively, HDC, CMF, DTB and JLG and their respective successors and assigns are referred to herein as the "OTHER BRIGHAM PARTIES") (collectively, the GAP Parties, RIMCO, the Brighams and the Other Brigham Parties are referred to herein as "OWNERS").

         Capitalized terms used herein which are not otherwise defined shall have the meanings set forth for such terms in Section 3.

                 1. Background. The Owners own, directly or indirectly, or have the right to acquire interests in Brigham Oil & Gas, L.P. ("PARTNERSHIP INTERESTS"). The Agreement of Limited Partnership, as amended (the "PARTNERSHIP AGREEMENT") of Brigham Oil & Gas, L.P. (the "PARTNERSHIP") provides that the Owners shall have certain registration rights with respect to the Partnership Interests or in the event of a conversion of the Partnership to corporate form, any capital stock into or for which the Partnership Interests are converted or exchanged. The Company and the Owners are parties to that certain Exchange Agreement dated as of February 26, 1997 (the "EXCHANGE AGREEMENT"), pursuant to which the Owners will exchange Partnership Interests (or securities convertible into Partnership Interests) and the stock of the general partner of the Partnership for shares of the Company's common stock, par value $.01 per share (the "COMPANY COMMON STOCK"), as more fully described in the Exchange Agreement (the "PROPOSED EXCHANGE"). The parties hereto desire to enter into this Agreement in order to give effect to the registration rights of the Owners under the Partnership Agreement by granting to the Owners registration rights with respect to the Company Common Stock. The execution and delivery of this Agreement is a condition to the consummation of the Proposed Exchange. This Agreement shall be effective as of the date of the closing of the Proposed Exchange (the "EFFECTIVE DATE").

                 2.       Registration under Securities Act.

                 2.1. Incidental Registration. If the Company at any time after the Initial Registration Date proposes to register any Transfer of its Registrable Securities under the Securities Act for its own account or for the account of a security holder (other than a registration relating to employee benefit plans, the acquisition of another company or business, an exchange offer solely for already outstanding securities of the Company, or a registration on a form that
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does not require substantially the same information that would be required in a registration statement covering a Transfer of Registrable Securities held by an Owner), the Company will each such time give prompt written notice to all holders of Registrable Securities (herein collectively called the "PROSPECTIVE SELLERS") of its intention to do so. Upon the written notification by any Prospective Seller of an intention to register a Transfer of Registrable Securities under this Section 2.1 (stating the intended method of Transfer of such Registrable Securities by such Prospective Seller and the number of Registrable Securities to be transferred), given within twenty (20) days after receipt of any such notice from the Company, the Company will cause such intended Transfer of all Registrable Securities of which any such Prospective Sellers shall have given such notice to be registered under the Securities Act. The Company shall have the right to reduce or eliminate Registrable Securities of a Prospective Seller to be included pursuant to exercise of its incidental rights under this Section 2.1 in an underwritten offering by the Company if, in the good faith opinion of the managing underwriter, supported by written reasons therefor, the inclusion of such shares would raise a substantial doubt as to whether the proposed offering could be successfully consummated. Any reduction of Registrable Securities to be included in an incidental registration pursuant to the immediately preceding sentence shall be made pro rata among the Prospective Sellers thereof requesting such incidental registration on the basis of the percentage of the Registrable Securities of the Company held by the holders of Registrable Securities which have requested that such securities be included; provided, a Demand Holder requiring registration pursuant to Section 2.2 of this Agreement shall not be subject to the foregoing reduction. The Company shall include in such a registration all of the Registrable Securities requested by the Prospective Sellers to be included in such registration that are not eliminated from such registration by the underwriters. In the case of an underwritten public offering by the Company, each Prospective Seller participating in such incidental registration shall, if requested by the managing underwriter, agree not to Transfer any securities of the Company held by such Prospective Seller to any person other than such underwriter for a period of up to thirty (30) days following the effective date of the registration statement relating to such offering or such longer period as may be reasonably requested by such underwriter, but in no event to exceed ninety (90) days, and the Company hereby covenants that it will, thereafter, take whatever actions (including amendment of its registration statement) as shall be reasonably necessary to enable such Prospective Seller to register a Transfer of any such securities at such time.

                 2.2. Required Registration. Subject to the provisions of
Section 2.3, whenever the Company shall be requested by a Demand Holder to effect the registration under the Securities Act of any specified Transfer of Registrable Securities, which right may not be exercised prior to the Initial Registration Date, the Company shall promptly give written notice of such proposed registration to all Prospective Sellers and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of any such Transfer of Registrable Securities which any Prospective Seller has requested to be registered. If the Company shall notify Prospective Sellers within five business days of the Company's receipt of a registration request hereunder that the Company has in good faith determined that the filing of such a registration statement at that time would interfere with a material financing or acquisition then contemplated by the Company and specifies in writing the manner and extent





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to which such registration would so interfere, the Company shall have the right to delay for a period of not more than ninety (90) days a registration of a Transfer of Registrable Securities pursuant to the request of Prospective Sellers under this Section 2.2. If for any reason (other than the requested withdrawal of such registration statement by such Prospective Sellers or other action or inaction of the Prospective Seller) any registration statement filed with the Commission with respect to securities which the Company is required to register under this Section 2.2 shall not be declared effective by the Commission and remain effective for a period of at least 90 days, such attempted registration shall not constitute a registration under this Section
2.2. The Company may register a Transfer on the least expensive form available. The Company may permit certain third parties incidental rights subordinate to the Prospective Sellers' rights in a registration under this Section 2.2, provided that any shares to be included pursuant to such incidental rights may be reduced or eliminated if in the good faith opinion of the Prospective
Sellers or their managing underwriter, if any, the inclusion of such shares would raise a substantial doubt as to whether the proposed offering could be consummated successfully. Any expenses required to be paid by the Prospective Sellers with respect to any such registration shall be borne on a pro rata basis by any third parties registering a transfer or transfers of stock pursuant to the same registration.

                 2.3. Certain Limitations. The Brighams shall not have the right to require a registration under Section 2.2 prior to the expiration of one year from the date hereof. The GAP Parties, RIMCO and the Brighams shall each have the right to initiate one registration pursuant to Section 2.2 (an aggregate of three (3) registrations for all of the Demand Holders); provided that, if after having effected three (3) registrations pursuant to Section 2.2, any Registrable Securities requested to be included therein by a Demand Holder shall not have been disposed of in accordance with such registration statements, the Company shall be required to effect one, but no more than one, additional registration at the request of any one or more Demand Holders pursuant to Section 2.2 (an "ADDITIONAL REQUIRED REGISTRATION"). In addition, the Company shall not be required to effect a registration pursuant to Section
2.2 unless the Registrable Securities to be included in such registration, including those of all Prospective Sellers joining in such proposed sale, have an estimated aggregate offering price to the public of at least $3,000,000. The Prospective Sellers shall not have the right to participate in a registration under Section 2.1 unless the Prospective Sellers provide to the Company a written opinion of counsel, in substance and authorship acceptable to the Company, that such Prospective Sellers may make such Transfer of all of their Registrable Securities (if applicable) in a public sale which will be in compliance with all applicable securities laws. All registration rights granted in this Agreement shall expire ten (10) years after the completion of the first public offering by the Company.

                 2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Transfer of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible, and at its expense,

                 (a) prepare and file with the Commission a registration statement with respect to such Transfer and use its best efforts to cause such registration statement to become





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         and remain effective for a period of at least one hundred eighty (180)
         days or until the Prospective Sellers have completed the distribution described in the registration statement relating thereto, whichever occurs first;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities Act with respect to the Transfer of all securities covered by such registration statement, for a period of at least one hundred eighty (180) days or until the Prospective Sellers have completed the distribution described in the registration statement relating thereto, whichever occurs first;

                 (c) furnish to each Prospective Seller who has requested to use such registration statement such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Prospective Seller may reasonably request in order to facilitate its intended Transfer of the Registrable Securities owned by such Prospective Seller and covered by such registration statement;

                 (d) register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Prospective Seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Prospective Seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by such Prospective Seller and covered by such registration statement;

                 (e) promptly upon becoming aware of such, notify each Prospective Seller who has requested to use such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing

                 (f) furnish to the Prospective Sellers whose intended Transfers are registered a signed copy of an opinion of counsel for the Company, in substance and authorship acceptable to such Prospective Sellers, to the effect that: (i) a registration statement covering such Transfers of Registrable Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (ii) such registration statement and the prospectus contained therein and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which an expert has rendered an opinion) comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention which would cause him to believe that the registration





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         statement or such prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in the light of the circumstances under which they were made) not misleading, (iii) such counsel knows of no legal or governmental proceedings required to be described in such prospectus which are not described as required, nor of any contract or documents of a character required to be described in such registration statement or such prospectus or to be filed as an exhibit to such registration statement or to be incorporated by reference therein which is not described and filed as required, (iv) a prospectus meeting the requirements of the Securities Act is available for delivery, (v) to the best of such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement, and no proceedings for the issuance of such a stop order are threatened or contemplated, and (vi) the applicable provisions of the securities or blue sky laws of each state or jurisdiction in which the Company shall be required, pursuant to clause (d) of this Section 2.4, to register or qualify such intended Transfers or the Registrable Securities to be so transferred, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such counsel may rely, as to all factual matters and financial data treated therein, on certificates of the Company (copies of which shall be delivered to such Prospective Sellers), and as to all questions of the laws of each jurisdiction in which the Company shall be so required to register or qualify such intended Transfers or the Registrable Securities to be so transferred, on an examination of the securities laws of such jurisdiction and of the published rules and regulations (if any) of the authorities administering such laws, as reported in accepted unofficial publications and/or on an opinion of counsel from such jurisdiction acceptable to such Prospective Sellers, copies of which opinions shall be delivered to such Prospective Sellers; provided, however, that the opinion of counsel for the Company required by this Section 2.4(f) need not contain the opinion required by this subsection (vi) in those situations in which the underwriter's counsel provides such an opinion upon which the Prospective Sellers are entitled to rely;

                 (g) otherwise comply with all applicable rules and regulations of the Commission under the Securities Act, the Exchange Act and otherwise, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                 (h) use its best efforts to list such securities on any securities exchange on which any shares of Registrable Securities of the Company are then listed.

                 2.5. Expenses; Limitations on Registration.

         (a) All expenses incurred by the Company in complying with Sections 2.1 and 2.2, including, without limitation, all registration and filing fees, printing expenses, fees and





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disbursements of counsel for the Company, fees and disbursements of accountants and auditors of the Company with respect to quarterly and annual financial statements of the Company, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2.4, shall be paid by the Company; provided that commissions, fees and expenses of the underwriter allocable to the securities to be registered for the Prospective Sellers and costs of separate counsel shall be borne pro rata by the Prospective Sellers.

         (b) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of any Transfer of Registrable Securities which is to be registered at the request of any Prospective Seller that such Prospective Seller furnish to the Company such written information regarding the securities held by such Prospective Seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                 2.6. Indemnification.

         (a) In the event of any registration of any Transfer of Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Prospective Seller of such securities, its directors, partners and officers, each underwriter and each other person who participates in the offering of such securities and each other person, if any, who controls such Prospective Seller or such participating person within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which such Prospective Seller or any such director, partner or officer or participating person or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Transfer of Registrable Securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Prospective Seller or such director, partner, officer, underwriter or participating person or controlling person for any legal or any other expenses incurred by such Prospective Seller or such director, partner, officer, underwriter or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Prospective Seller specifically for use in connection therewith. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Prospective Seller or such director, partner, officer, underwriter or participating person or controlling person, and shall survive any Transfer of such Registrable Securities by such Prospective Seller.





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         (b)     Each Prospective Seller shall indemnify and hold harmless each other Prospective Seller, the Company, its directors, partners and officers, each underwriter and each other person who participates in the offering of Registrable Securities, and each other person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which the Company or any such director, partner or officer or any such controlling person or Prospective Seller may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                 (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which a Transfer of Registrable Securities was registered under the Securities Act at the request of such Prospective Seller, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or

                 (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such alleged untrue statement or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such indemnifying Prospective Seller specifically for use in connection therewith, and shall reimburse the Company or such director, officer, controlling person or Prospective Seller for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect hereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder. In any proceeding in which indemnification is sought pursuant to Section 2.6(a) and (b) above, the indemnifying party may (i) participate at its own expense in the defense or,
(ii) if it so elects, jointly with any other indemnifying party similarly notified, assume the defense of any suit or administrative or other proceeding brought to enforce or determine liability. After notice by an indemnifying party of its election to assume the defense of a suit or administrative or other proceeding, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense, except to the extent that the indemnified party has additional defenses not available to the indemnifying party, in which event the costs and expenses of one attorney or law firm for the indemnified party will be borne by the indemnifying party.

         (d) The indemnifying party need not indemnify any person for any payment made in settlement of any suit or claim unless the payment is consented to by the indemnifying party, which consent shall not be unreasonably withheld.





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                 3.       Definitions. As used herein, unless the context
otherwise requires, the following terms have the following respective meanings:

                 Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                 Company: As defined in the introductory paragraph of this Agreement. For purposes of this Agreement, all references to the Company shall be deemed to include any successor entity or transferee.

                 Demand Holders: Any of the GAP Parties, RIMCO, or the
                 Brighams.

                 Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                 Initial Registration Date: The first to occur of (i) March 31, 1998, and (ii) the 180th day after a registration statement shall have been filed and declared effective under the Securities Act with respect to the initial public offering of the Company's securities.

                 Majority Holders: At any time, the holder or holders of more than 50% (by number of shares) of all Registrable Securities then outstanding.

                 Person: A corporation, an association, a partnership, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                 Registrable Securities: any Company Common Stock owned by an Owner and any securities issued or issuable with respect to any such Company Common Stock by way of distribution or in connection with any reorganization, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.





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                 Securities Act: The Securities Act of 1933, or any similar
                 Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal Statute.

                 Transfer: Any disposition or offer to dispose of any Registrable Securities, or any interest therein, which would constitute a sale of or an offer to sell such Registrable Securities or any such interest within the meaning of the Securities Act.

                 4. Rule 144 and Rule 144A: If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities. In order to permit the holders of Registrable Securities to sell the same, if they so desire, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A (or any successor thereto). Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) which would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company. Within five business days of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.


                 5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Majority Holders; provided, however, that no amendment to this Agreement that would adversely affect the rights of a party hereto may be





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made without the prior written consent of such party, with the exception that temporary waivers and suspensions of the rights of all of the Owners pursuant to customary terms at the request of the managing underwriter in connection with any underwritten offering of the Company's securities, may be authorized by consent of the Majority Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                 6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                 7. Notices. All communications provided for hereunder shall be sent by first-class mail addressed to such party at the address set forth opposite such parties name on the execution page hereof or at such other address as such party shall furnish to the other parties hereto from time to time.

                 8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                 9. Termination. This Agreement shall terminate when no Registrable Securities remain outstanding.

                 10. Termination of Registration Rights Under Partnership Agreement. The parties hereto who are parties to the Partnership Agreement agree that on the Effective Date the registration rights under Article X of the Partnership Agreement are hereby terminated and of no further force or effect.

                 11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.





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                 12.      Specific Performance. The parties hereto recognize
and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

                 13. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas.

                 14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused the same to be executed by their duly authorized corporate officers, all as of the day and year first above written.


                             BRIGHAM EXPLORATION COMPANY, a
                             Delaware corporation



                             By: /s/ Ben M. Brigham
                                -----------------------------------------
                             Name: Ben M. Brigham
                                  ---------------------------------------
                             Title: President
                                   --------------------------------------



                             GENERAL ATLANTIC PARTNERS III, L.P., a Delaware limited partnership

                             By: GAP III Investors, Inc., its General Partner



                             By: /s/ Stephen P. Reynolds
                                -----------------------------------------
                             Name: Stephen P. Reynolds
                                  ---------------------------------------
                             Title: President
                                   --------------------------------------



                             GAP-BRIGHAM PARTNERS, L.P., a Delaware
                             limited partnership



                             By: /s/ Stephen P. Reynolds
                                -----------------------------------------
                             Name: Stephen P. Reynolds
                                  ---------------------------------------
                             Title: General Partner
                                   --------------------------------------

                             RIMCO PARTNERS, L.P. II
                             RIMCO PARTNERS, L.P. III
                             RIMCO PARTNERS, L.P. IV

                             By: Resource Investors Management Company Limited Partnership, the General Partner of each

                             By: RIMCO Associates, Inc., its General Partner



                             By: /s/ Gary J. Milavec
                                -----------------------------------------
                               Gary J. Milavec, Vice President



                             /s/ Ben M. Brigham
                             --------------------------------------------
                             BEN M. BRIGHAM


                             /s/ Anne L. Brigham
                             --------------------------------------------
                             ANNE L. BRIGHAM


                             /s/ Harold D. Carter
                             --------------------------------------------
                             HAROLD D. CARTER


                             /s/ Craig M. Fleming
                             --------------------------------------------
                             CRAIG M. FLEMING


                             /s/ David T. Brigham
                             ---------------------------------------------
                             DAVID T. BRIGHAM


                             /s/ Jon L. Glass
                             ---------------------------------------------
                             JON L. GLASS